UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona		85004-4565
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Preferred Stock Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) On May 14, 2021, we held our annual meeting of shareholders (the “2021 Annual Meeting”). At the close of business on the record date for the 2021 Annual Meeting, there were 26,831,061 votes outstanding (including shares of 5.5% Series A Convertible Preferred Stock (the “Preferred Stock”) on an as-converted basis). A total of 25,076,551 votes (on an as-converted basis) or 93.46% of outstanding shares of our Common Stock (on an as-converted basis), were represented in person or by proxy at the 2021 Annual Meeting.

(b) The following proposals are described in detail in our Proxy Statement filed with the SEC on March 29, 2021. The final voting results for each of the matters submitted to a shareholder vote at the 2021 Annual Meeting are as follows:

Proposal One: Election of Directors. Our shareholders reelected all director nominees in an uncontested election, based on the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard H. Dozer	21,676,246	2,143,724	5,278	1,251,303
Virginia L. Henkels	21,142,970	2,678,987	3,291	1,251,303

Proposal Two: Ratification of Viad’s Independent Registered Public Accounting Firm for 2021. Our shareholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2021 fiscal year, based on the following voting results:

For	Against	Abstain
24,439,534	148,833	488,184

Proposal Three: Advisory Approval of Named Executive Officer Compensation. Our shareholders approved on an advisory basis, named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
23,062,768	741,591	20,889	1,251,303

(c) The holders of the Preferred Stock elected Brian P. Cassidy and Kevin M. Rabbitt as the preferred directors in connection with the 2021 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: May 19, 2021	By:	/s/ Derek P. Linde
Derek P. Linde
General Counsel and Corporate Secretary

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